UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2019

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 20, 2019, the Board of Directors (the “Board”) of Take-Two Interactive Software, Inc. (the “Company”) approved an amendment and restatement of the Company’s By-Laws to change the standard for uncontested director elections from a plurality voting standard to a majority vote standard. The amended and restated By-Laws require that, in uncontested elections, directors be elected only if the number of votes which are cast “for” his or her election exceed the number of votes “against” his or her election and to modify our existing director resignation policy to be consistent with this majority vote requirement. The By-Laws, as so amended, require each incumbent nominee who does not receive the requisite majority vote in an uncontested election to promptly tender his or her resignation following certification of the stockholder vote. Our Board will then decide whether to accept the resignation, based on the recommendation of the corporate governance committee, within 90 days following certification of the stockholder vote and will disclose its determination and its reasoning in a filing with the Securities and Exchange Commission. A plurality voting standard remains applicable to any election in which the number of director nominees is greater than the number of director positions open for election.

The foregoing summary is qualified in its entirety by reference to the complete text of the Company’s Second Amended and Restated By-Laws, as adopted and effective on June 20, 2019, a copy of which is filed herewith as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 9.01              Financial Statements and Exhibits.

(d)

Exhibits:

3.1                                                                               Second Amended and Restated Bylaws of Take-Two Interactive Software, Inc., effective as of June 20, 2019.

EXHIBIT INDEX

Exhibit	Description

3.1	Second Amended and Restated Bylaws of Take-Two Interactive Software, Inc., effective as of June 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Registrant)

	By:	/s/ Matthew Breitman
Matthew Breitman

Senior Vice President, General Counsel, Americas & Corporate Secretary

Date: June 25, 2019